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EXHIBIT 10.10

        The Associated Group, Inc., a Delaware corporation ("AGI"), hereby executes this Instrument in order to become a party to the Tax Sharing Agreement dated as of March 9, 1999, as amended by the First Amendment to the Tax Sharing Agreement dated as of May 28, 1999, the Second Amendment to the Tax Sharing Agreement dated as of September 24, 1999, the Third Amendment to the Tax Sharing Agreement dated as of October 20, 1999, the Fourth Amendment to the Tax Sharing Agreement dated as of October 28, 1999, the Fifth Amendment to the Tax Sharing Agreement dated as of December 6, 1999, the Sixth Amendment to the Tax Sharing Agreement dated as of December 10, 1999, and the Seventh Amendment to the Tax Sharing Agreement dated as of December 30, 1999 (as amended, the "Agreement") between and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group (as defined in the Agreement), Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages thereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Upon the acceptance hereof by the other parties to the Agreement by execution hereof where indicated below, AGI will thereupon be a party to the Agreement as a member of the Liberty Group (as defined in the Agreement).

Dated: January 14, 2000		THE ASSOCIATED GROUP, INC.
		By:	/s/ Charles Y. Tanabe
		Name:	Charles Y. Tanabe
		Title:	Senior Vice President
AGREED AND ACCEPTED:
AT&T CORP.		LIBERTY MEDIA CORPORATION, for itself and for each member of the Liberty Group
By:	/s/ illegible	By:	/s/ Charles Y. Tanabe
Name:		Name:	Charles Y. Tanabe
Title:		Title:	Senior Vice President

LIBERTY SP, INC.		LIBERTY AGI, INC.
By:	/s/ Charles Y. Tanabe	By:	/s/ Charles Y. Tanabe
Name:	Charles Y. Tanabe	Name:	Charles Y. Tanabe
Title:	Senior Vice President	Title:	Senior Vice President
LMC INTERACTIVE, INC.		TELE-COMMUNICATIONS, INC.
By:	/s/ Charles Y. Tanabe	By:	/s/ Stephen M. Brett
Name:	Charles Y. Tanabe	Name:	Stephen M. Brett
Title:	Senior Vice President	Title:	Sr. Executive Vice President
LIBERTY VENTURES GROUP LLC		LIBERTY MEDIA GROUP LLC
By:	/s/ Stephen M. Brett	By:	/s/ John C. Malone
Name:	Stephen M. Brett	Name:	John C. Malone
Title:	Vice President	Title:	Chairman
TCI STARZ, INC.		TCI CT HOLDINGS, INC.
By:	/s/ Stephen M. Brett	By:	/s/ Charles Y. Tanabe
Name:	Stephen M. Brett	Name:	Charles Y. Tanabe
Title:	Vice President	Title:	Senior Vice President

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  EXHIBIT 10.10